                                                                   EXHIBIT 10.15

                               WARRANT TO PURCHASE
                     COMMON STOCK, PAR VALUE $.01 PER SHARE

                                       OF

                              HALSEY DRUG CO., INC.

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH WARRANT REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH WARRANT AND/OR COMMON STOCK MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                  This certifies that, for value received, WATSON PHARMACEUTICALS, INC., or its registered assigns ("Warrantholder"), is entitled to purchase from HALSEY DRUG CO., INC. (the "Company"), subject to the provisions of this Warrant, at any time during the Exercise Period (as hereinafter defined) 10,700,665 shares of the Company's Common Stock, par value $.01 per share ("Warrant Shares"). The purchase price payable upon the exercise of this Warrant shall be $.34 per Warrant Share. The purchase price and the number of Warrant Shares which the Warrantholder is entitled to purchase are subject to adjustment upon the occurrence of the contingencies set forth in this Warrant, and as adjusted from time to time, such purchase price is hereinafter referred to as the "Warrant Price".

                  For purposes of this Warrant, the term "Exercise Period" means the period commencing on the date of issuance of this Warrant and ending on December 31, 2009.

                  This Warrant is subject to the following terms and conditions:

                  1.       Exercise of Warrant.

                           (a)       This Warrant may be exercised in whole
or in part but not for a fractional share. Upon delivery of this Warrant at the offices of the Company or at such other address as the Company may designate by notice in writing to the registered holder hereof with the Subscription Form annexed hereto duly executed, accompanied by payment of the Warrant Price for the number of Warrant Shares purchased (in cash, by certified, cashier's or other check acceptable to the Company), the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. Such certificate or certificates shall be promptly delivered to the Warrantholder. Upon any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor for the balance of the Warrant Shares purchasable hereunder.

                           (b)      In lieu of exercising this Warrant
pursuant to Section 1(a), the holder may elect to receive shares of Common Stock equal to the value of this Warrant determined in the manner described below (or any portion thereof remaining unexercised) upon delivery of this Warrant at the offices of the Company or at such other address as the Company may designate by notice in writing to the registered holder hereof with the Notice of Cashless Exercise Form annexed hereto duly executed. In such event the Company shall issue to the holder a number of shares of the Company's Common Stock computed using the following formula:

                                 X = Y (A-B)
                                     -------
                                        A

Where X = the number of shares of Common Stock to be issued to the holder.

      Y = the number of shares of Common Stock purchasable under this Warrant
            (at the date of such calculation).

      A = the Market Value of the Company's Common Stock on the business day immediately preceding the day on which the Notice of Cashless Exercise is received by the Company.

      B = Warrant Price (as adjusted to the date of such calculation).

                           (c)      The Warrant Shares deliverable hereunder
shall, upon issuance, be fully paid and non-assessable and the Company agrees that at all times during the term of this Warrant it shall cause to be reserved for issuance such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

                           (d)      For purposes of Section 1(b) of this
Warrant, the Market Value of a share of Common Stock on any date shall be equal to (i) the closing sale price per share as published by a national securities exchange on which shares of Common Stock are traded (an "Exchange") on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such Exchange at the close of trading on such date or, (ii) if shares of Common Stock are not listed on an Exchange on such date, the closing price per share as published on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") National Market System if the shares are quoted on such system on such date, or (iii) the average of the bid and asked prices in the over-the-counter market at the close of trading on such date if the shares are not traded on an Exchange or listed on the NASDAQ National Market System, or (iv) if the security is not traded on an Exchange or in the over-the-counter market, the fair market value of a share of Common Stock on such date as determined in good faith by the Board of Directors of the Company. If the holder disagrees with the determination of the Market Value of any securities of the Common Stock determined by the Board of Directors under
Section 1(d)(iv) the Market Value shall be determined by an independent appraiser acceptable to the Company and the holder. If they cannot agree on such an appraiser, then each of the Company and the holder shall select an independent appraiser, such two appraisers shall select a third independent appraiser and Market Value shall be the median of the appraisals made by such appraisers. If there is one appraiser, the cost of the appraisal shall be shared equally between the Company and the holder. If there are three appraisers, each of the Company and the holder shall pay for its own appraiser and shall share equally the cost of the third appraiser.

                  2.       Transfer or Assignment of Warrant.

                           (a)      Any assignment or transfer of this
Warrant shall be made by surrender of this Warrant at the offices of the Company or at such other address as the Company may designate in writing to the registered holder hereof with the Assignment Form annexed hereto duly executed and accompanied by payment of any requisite transfer taxes, and the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee for the portion so assigned in case of only a partial assignment, with a new Warrant of like tenor to the assignor for the balance of the Warrant Shares purchasable.

                           (b)      Prior to any assignment or transfer of this
Warrant, the holder thereof shall deliver an opinion of counsel to the Company to the effect that the proposed transfer may be effected without registration under the Act. Each Warrant issued upon or in connection with such transfer shall bear the restrictive legend set forth on the front of this Warrant unless, in the opinion of the Company's counsel, such legend is no longer required to insure compliance with the Act.

                  3. Adjustments to Warrant Price and Warrant Shares -- Anti-Dilution Provisions. In order to prevent dilution of the exercise right granted hereunder, the Warrant Price shall be subject to adjustment from time to time in accordance with this Section 3.

                  The Warrant Price in effect at the time of the exercise of this Warrant shall be subject to adjustment from time to time as follows:

                  (a) In the event that the Company shall at any time: (i) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of capital stock of the Company; or (ii) change or divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or in shares of any class or classes; or (iii) transfer its property as an entirety or substantially as an entirety to any other company or entity; or (iv) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of this Warrant, the holder thereof shall receive, in addition to or in substitution for the shares of Common Stock to which it would otherwise be entitled upon such exercise, such additional shares of stock or scrip of the Company, or such reclassified shares of stock of the Company, or such shares of the securities or property of the company resulting from transfer, or such assets of the Company, which it would have been entitled to receive had it exercised these rights prior to the happening of any of the foregoing events. If, at any time during the Exercise Period, the number of outstanding shares of Common Stock is (i) increased by a stock dividend payable in shares of Common Stock or by a subdivision or split up of shares of Common Stock, or (ii) decreased by a combination of shares of Common Stock, then, simultaneously with the occurrence of such event, the Warrant Price shall be adjusted automatically to a new amount equal to the product of (A) the Warrant Price in effect on such record date and
(B) the quotient obtained by dividing (x) the number of shares of Common Stock outstanding on such record date (without giving effect to the events referred to in the foregoing clauses (i) or (ii)) by (y) the number of shares of Common Stock which would be outstanding immediately after the event referred to in the foregoing clauses (i) or (ii).

                  (b) Until such time as the Company completes a Subsequent Material Offering (as defined in Section 3(k) hereof), if the Company shall grant or issue any shares of Common Stock, or grant or issue any rights or options for the purchase of, or stock or other securities convertible into, Common Stock (such convertible stock or securities being herein collectively referred to as "Convertible Securities"), including in connection with a Subsequent Material Offering, other than:

                  (i) shares issued in a transaction described in subsection (d) of this Section 3; or

                  (ii) shares issued, subdivided or combined in transactions described in Section 3(a) if and to the extent that the number of shares of Common Stock received upon exercise of this Warrant shall have been previously adjusted pursuant to Section 3(a) as a result of such issuance, subdivision or combination of such securities;

for a consideration per share which is less than the Warrant Price in effect immediately prior to such issuance or sale (the "Applicable Warrant Price"), then the Applicable Warrant Price in effect immediately prior to such issuance or sale shall, and thereafter, except as otherwise provided in Subsection 3(c) hereof, upon each issuance or sale for a consideration per share which is less than the Applicable Warrant Price, the Applicable Warrant Price shall, simultaneously with such issuance or sale, be adjusted, so that such Applicable Warrant Price shall equal (A) the price per share received by the Company, in the case of the issuance of Common Stock by the Company, or (B) the exercise or conversion price of the Convertible Securities issued by the Company, as applicable.

                  (c) If at any time following the Company's completion of a Subsequent Material Offering the Company shall grant or issue any shares of Common Stock, or grant or issue any Convertible Securities, other than:

                  (i) shares issued in a transaction described in subsection (d) of this Section 3; or

                  (ii) shares issued, subdivided or combined in transactions described in Section 3(a) if and to the extent that the number of shares of Common Stock received upon conversion of this Debenture shall have been previously adjusted pursuant to

                           Section 3(a) as a result of such issuance, subdivision or combination of such securities;

for a consideration per share which is less than the Fair Market Value (as hereinafter defined) of the Common Stock, then the Applicable Warrant Price shall, and thereafter upon each issuance or sale for a consideration per share which is less than the Fair Market Value of the Common Stock, the Applicable Warrant Price shall, simultaneously with such issuance or sale, be adjusted, so that the Applicable Warrant Price shall equal a price determined by multiplying the Applicable Warrant Price by a fraction, of which:

                  (A) the numerator of which shall be the sum of (x) the total number of shares of Common Stock outstanding when the Applicable Warrant Price became effective, plus (y) the number of shares of Common Stock which the aggregate consideration received, as determined in accordance with Section 3(e) for the issuance or sale of such additional Common Stock or Convertible Securities deemed to be an issuance of Common Stock as provided in Section 3(f), would purchase (including any consideration received by the Company upon the issuance of any shares of Common Stock since the date the Applicable Warrant Price became effective not previously included in any computation resulting in an adjustment pursuant to this subsection 3(c)) at the Fair Market Value of the Common Stock; and

                  (B) the denominator of which shall be the total number of shares of Common Stock outstanding (or deemed to be outstanding as provided in subsection 3(f) hereof) immediately after the issuance or sale of such additional shares.

                  For purposes of this Section 3, "Fair Market Value" shall mean the average of the closing price of the Common Stock for each of the twenty (20) consecutive trading days prior to such issuance or sale on an Exchange or if shares of Common Stock are not listed on an Exchange during such period, the closing price per share as reported by NASDAQ National Market System if the shares are quoted on such system during such period, or the average of the bid and asked prices of the Common Stock in the over-the-counter market at the close of trading during such period if the shares are not traded on an Exchange or listed on the NASDAQ National Market System, or if the Common Stock is not traded on an Exchange or in the over-the-counter market, the fair market value of a share of Common Stock during such period as determined in good faith by the Board of Directors.

                  If, however, the Applicable Warrant Price thus obtained would result in the issuance of a lesser number of shares upon conversion than would be issued at the initial Warrant Price, the Applicable Warrant Price shall be such initial Warrant Price.

                  Upon each adjustment of the Warrant Price solely pursuant to this subsection 3(c), the Warrantholder shall thereafter be entitled to acquire upon exercise under Section 1, at the Applicable Warrant Price, the number of shares of Common Stock obtainable by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares of Common

Stock acquirable immediately prior to such adjustment and dividing the product thereof by the Applicable Warrant Price resulting from such adjustment.

                  (d) Anything in this Section 3 to the contrary notwithstanding, no adjustment in the Warrant Price shall be made in connection with:

                  (i) the grant, issuance or exercise of any Convertible Securities pursuant to the Company's qualified or non-qualified Employee Stock Option Plans or any other bona fide employee benefit plan or incentive arrangement, adopted or approved by the Company's Board of Directors or approved by the Company's shareholders, as may be amended from time to time, or under any other bona fide employee benefit plan hereafter adopted by the Company's Board of Directors; or

                  (ii) the grant, issuance or exercise of any Convertible Securities in connection with the hire or retention of any officer, director or key employee of the Company, provided such grant is approved by the Company's Board of Directors; or

                  (iii) the issuance of any shares of Common Stock or Convertible Securities issued in satisfaction of interest payments on all of the Company's 5% convertible senior secured debentures due March 31, 2006, including (i) the 5% convertible senior secured debentures issued pursuant to the Debenture and Warrant Purchase Agreement dated as of March 10, 1998 between the Company, Galen Partners III, L.P. and the other signatories thereto, the Debenture and Warrant Purchase Agreement dated as of May 26, 1999 between the Company, Oracle Strategic Partners, L.P. and the other signatories thereto, and the Debenture Purchase Agreement dated December 20, 2002 between the Company, Care Capital LLC, Essex Woodlands Health Ventures Fund V and the other signatories thereto, and (ii) the issuance of Common Stock or Convertible Securities issued in satisfaction of interest payments on debentures instruments issued by the Company in satisfaction of interest payments on the Company's 5% convertible senior secured debentures due March 31, 2006; or

                  (iv) the issuance of any shares of Common Stock pursuant to the grant or exercise or conversion of Convertible Securities outstanding as of the date hereof (exclusive of any subsequent amendments thereto); or

                  (v) the issuance of the Company's 5% convertible senior secured debentures due March 31, 2006 issued pursuant to that certain Debenture Purchase Agreement dated December 20, 2002 between the Company, Care Capital, LLC, Essex Woodlands Health Ventures Fund V and the other purchasers listed on the signature page thereto; or

                  (vi) the issuance of 5,970,083 shares of the Company's Common Stock pursuant to that certain Warrant Recapitalization Agreement dated December 20, 2002 between the Company, Oracle Strategic Partners, L.P. and the other parties listed on the signature page thereto.

                  (e) For the purpose of Sections 3(b), 3(c) and 3(d), the following provisions shall also be applied:

                  (i) In case of the issuance or sale of additional shares of Common Stock for cash, the consideration received by the Company therefor shall be deemed to be the amount of cash received by the Company for such shares, before deducting therefrom any commissions, compensation or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance or sale of such shares.

                  (ii) In the case of the issuance of Convertible Securities, the consideration received by the Company therefor shall be deemed to be the amount of cash, if any, received by the Company for the issuance of such rights or options, plus the minimum amounts of cash and fair market value of other consideration, if any, payable to the Company upon the exercise of such rights or options or payable to the Company upon conversion of such Convertible Securities.

                  (iii) In the case of the issuance of shares of Common Stock or Convertible Securities for a consideration in whole or in part, other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors of the Company (irrespective of accounting treatment thereof); provided, however, that if such consideration consists of the cancellation of debt issued by the Company, the consideration shall be deemed to be the amount the Company received upon issuance of such debt (gross proceeds) plus accrued interest and, in the case of original issue discount or zero coupon indebtedness, accrued value to the date of such cancellation, but not including any premium or discount at which the debt may then be trading or which might otherwise be appropriate for such class of debt.

                  (iv) In case of the issuance of additional shares of Common Stock upon the conversion or exchange of any obligations (other than Convertible Securities), the amount of the consideration received by the Company for such Common Stock shall be deemed to be the consideration received by the Company for such obligations or shares so converted or exchanged, before deducting from such consideration so received by the Company any expenses or commissions or compensation incurred or paid by the Company for any underwriting of, or otherwise in connection with, the issuance or sale of such obligations or shares, plus any consideration received by the Company in connection with such conversion or exchange other than a payment in adjustment of interest and dividends. If obligations or shares of the same class or series of a class as the obligations or shares so converted or exchanged have been originally issued for different amounts of consideration, then the amount of consideration received by the Company upon the original issuance of each of the obligations or shares so converted or exchanged shall be deemed to be the average amount of the consideration received by the Company upon the original issuance of all such obligations or shares. The amount of consideration received by the Company upon the original issuance of the obligations or shares so converted or exchanged and the amount of the consideration, if any, other than such obligations or shares, received by the Company upon such conversion or exchange shall be determined in the same manner as provided in paragraphs (i) and (ii) above with respect to the consideration received by the Company in case of the issuance of additional shares of Common Stock or Convertible Securities.

                  (v) In the case of the issuance of additional shares of Common Stock as a dividend, the aggregate number of shares of Common Stock issued in payment of such dividend shall be deemed to have been issued at the close of business on the record date fixed for the determination of stockholders entitled to such dividend and shall be deemed to have been issued without consideration; provided, however, that if the Company, after fixing such record date, shall legally abandon its plan to so issue Common Stock as a dividend, no adjustment of the Applicable Conversion Price shall be required by reason of the fixing of such record date.

                  (f) For purposes of the adjustment provided for in Sections 3(b) and 3(c) above, if at any time the Company shall issue any Convertible Securities, the Company shall be deemed to have issued at the time of the issuance of such Convertible Securities the maximum number of shares of Common Stock issuable upon conversion of the total amount of such Convertible Securities.

                  (g) On the expiration, cancellation or redemption of any Convertible Securities, the Warrant Price then in effect hereunder shall forthwith be readjusted to such Warrant Price as would have been obtained (i) had the adjustments made upon the issuance or sale of such expired, canceled or redeemed Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered upon the exercise or conversion of such Convertible Securities (and the total consideration received therefor) and (ii) had all subsequent adjustments been made on only the basis of the Warrant Price as readjusted under this Section 3(g) for all transactions (which would have affected such adjusted Warrant Price) made after the issuance or sale of such Convertible Securities.

                  (h) Anything in this Section 3 to the contrary notwithstanding, no adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Warrant Price; provided, however, that any adjustments which by reason of this

Section 3(h) are not required to be made shall be carried forward and taken into account in making subsequent adjustments. All calculations under this Section 3 shall be made to the nearest cent.

                  (i) If, at any time while this Warrant is outstanding, the Company shall pay any dividend payable in cash or in Common Stock, shall offer to the holders of its Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, shall enter into an agreement to merge or consolidate with another corporation, shall propose any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock or there shall be contemplated a voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall cause notice thereof to be mailed to the registered holder of this Warrant at its address appearing on the registration books of the Company, at least 30 days prior to the record date as of which holders of Common Stock shall participate in such dividend, distribution or subscription or other rights or at least 30 days prior to the effective date of the merger, consolidation, reorganization, reclassification or dissolution. Upon any adjustment of any Warrant Price, then and in each such case the Company shall promptly deliver a notice to the registered holder of this Warrant, which notice shall state the Warrant Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (j) If the Company is a party to a merger or other transaction which reclassifies or changes its outstanding Common Stock, upon consummation of such transaction this Warrant shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of this Warrant would have owned immediately after such transaction if the holder had converted this Warrant at the Warrant Price in effect immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the person obligated to issue securities or deliver cash or other assets upon exercise of this Warrant shall execute and deliver to the holder a supplemental Warrant so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided in this Section 3. The successor company shall mail to the holder a notice describing the supplemental Warrant.

                  If securities deliverable upon exercise of this Warrant, as provided above, are themselves convertible into or exercisable for the securities of an affiliate of a corporation formed, surviving or otherwise affected by the merger or other transaction, that issuer shall join in the supplemental Warrant which shall so provide. If this Section 3(j) applies,
Section 3(a) does not apply.

                  (k) For purposes hereof, "Subsequent Material Offering" shall mean the grant or issuance of shares of Common Stock, or the grant or issuance of Convertible Securities, during any six (6) month period for an aggregate gross consideration (determined in accordance with Section 3(e) hereof) of at least ten million dollars ($10,000,000) for a consideration per share that is in excess of the then Applicable Exercise Price.

                  4. Charges, Taxes and Expenses. The issuance of certificates for Warrant Shares upon any exercise of this Warrant shall be made without charge to the holder of this Warrant for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued only in the name of the holder of this Warrant.

                  5.       Miscellaneous.

                           (a)      The terms of this Warrant shall be binding
upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the shares of Common Stock issued or issuable upon the exercise hereof.

                           (b)      No holder of this Warrant, as such, shall
be entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

                           (c)      Receipt of this Warrant by the holder
hereof shall constitute acceptance of an agreement to the foregoing terms and conditions.

                           (d)      The Warrant and the performance of the
parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to its conflict of laws rules wherein it was negotiated and executed and the parties hereunder consent and agree that the State and Federal Courts which sit in the State of New York and the County of New York shall have exclusive jurisdiction with respect to all controversies and disputes arising hereunder.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and its corporate seal to be affixed hereto.

Dated as of December  20, 2002

                                     HALSEY DRUG CO., INC.

                                     BY:________________________________________
                                         Name:  Michael Reicher
                                         Title: Chief Executive Officer

                                SUBSCRIPTION FORM

                    (TO BE EXECUTED BY THE REGISTERED HOLDER
                     IF HE DESIRES TO EXERCISE THE WARRANT)

         To:      HALSEY DRUG CO., INC.

                  The undersigned hereby exercises the right to purchase _________ shares of Common Stock, par value $.01 per share, covered by the attached Warrant in accordance with the terms and conditions thereof, and herewith makes payment of the Warrant Price for such shares in full.

                                       _________________________________________
                                       SIGNATURE

                                       _________________________________________
                                       ADDRESS

                                       _________________________________________

DATED:______________

                   NOTICE OF EXERCISE OF COMMON STOCK WARRANT
             PURSUANT TO NET ISSUE ("CASHLESS") EXERCISE PROVISIONS

                                                               [ Date ]

Halsey Drug Co., Inc.                  Aggregate Price of      $________________
a New York corporation                 of Warrant
695 N. Perryville Road                 Aggregate Price Being
Rockford, Illinois 61107               Exercised:              $________________
Attention: _______________

                                       Warrant Price (per
                                       share):                 $________________

                                       Market Value (per
                                       share):                 $________________

                                       Number of Shares of
                                       Common Stock under
                                       this Warrant:           _________________

                                       Number of Shares of
                                       Common Stock to be
                                       Issued Under this
                                       Notice:                 _________________

                                CASHLESS EXERCISE

Gentlemen:

                  The undersigned, the registered holder of the Warrant to Purchase Common Stock delivered herewith ("Warrant"), hereby irrevocably exercises such Warrant for, and purchases thereunder, shares of the Common Stock of HALSEY DRUG CO., INC., a New York corporation, as provided below. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given in the Warrant. The portion of the Aggregate Price (as hereinafter defined) to be applied toward the purchase of Common Stock pursuant to this Notice of Exercise is $______, thereby leaving a remainder Aggregate Price (if any) equal to $______. Such exercise shall be pursuant to the net issue exercise provisions of Section 1(b) of the Warrant; therefore, the holder makes no payment with this Notice of Exercise. The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 1(b) of the Warrant which requires the use of the Market Value (as defined in Section 1(d) of the Warrant) of the Company's Common Stock on the business day immediately preceding the day on which this Notice is received by the Company. To the extent the foregoing exercise is for less than the full Aggregate Price of the Warrant, the remainder of the Warrant representing a number of Shares equal to the quotient obtained by dividing the remainder of the Aggregate Price by the Warrant Price (and otherwise of like form, tenor and effect) may be exercised under Section 1(a) of the Warrant. For purposes of this

Notice the term "Aggregate Price" means the product obtained by multiplying the number of shares of Common Stock for which the Warrant is exercisable times the Warrant Price.

                                       _________________________________________
                                       SIGNATURE

DATE:_______________                   _________________________________________
                                       ADDRESS

                                   ASSIGNMENT

                    (TO BE EXECUTED BY THE REGISTERED HOLDER
                     IF HE DESIRES TO TRANSFER THE WARRANT)

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto________ the right to purchase shares of Common Stock of HALSEY DRUG CO., INC., evidenced by the within Warrant, and does hereby irrevocably constitute and appoint_____________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

                                       _________________________________________
                                       SIGNATURE

                                       _________________________________________
                                       ADDRESS

DATED:______________

IN THE PRESENCE OF:

____________________

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